Exhibit 99.1
Trinity Industries, Inc.
Common Stock, par value $1.00 per share

Underwriting Agreement
March __, 2006
[Name]
[Address]
New York, New York
Ladies and Gentlemen:
     TIC I, LLC and TIC II, LLC (together, the “Selling Stockholder”) propose, subject to the terms and conditions stated herein, to sell to you (the “Underwriter”) an aggregate of 3,650,000 shares of Common Stock of Trinity Industries, Inc., a Delaware corporation (the “Company”), par value $1.00 per share (the “Shares”).
     1. (a) The Company represents and warrants to, and agrees with the Underwriter that:
     (i) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) on Form S-3 (File No. 333-                                        ) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and including any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Shares, filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);
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     (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;
     (iii) For the purposes of this Agreement, the “Applicable Time” is ___:___m (Eastern time) on the date of this Agreement. The Pricing Prospectus, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule I(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;
     (iv) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule I(b) hereto;
     (v) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;
     (vi) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the general affairs, business, management, liquidity, current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock (other than pursuant to the Company’s equity benefit plans) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change that would have a Material Adverse Effect, otherwise than as set forth or contemplated in the Pricing Prospectus;
     (vii) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, except to the extent such interference would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
     (viii) The Company (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and (B) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification except in the case of clause (B) for such failure to be so qualified or in good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act, thereafter, a “Significant Subsidiary”) of the Company that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; each Significant Subsidiary of the Company that is a limited liability company has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation; and each Significant Subsidiary of the Company that is a limited partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of its jurisdiction of formation;
     (ix) The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the “Description of Capital Stock” section contained in the Company’s Current Report on Form 8-K dated November 30, 2004, incorporated by reference into the Prospectus; and all of the issued shares of capital stock, all of the issued membership interests and all of the limited liability partnership interests of each subsidiary of the Company have been duly and validly authorized and issued, are, in the case of shares of capital stock, fully paid and non-assessable and (except for directors’ qualifying shares and except as set forth in the Pricing Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;
     (x) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or (C) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except in the case of clauses (A) and (C) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter;
     (xi) Neither the Company nor any of its subsidiaries is (A) in violation of its Certificate of Incorporation or By-laws or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (B) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
     (xii) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Underwriting” and the statements set forth in the Company’s Current Report on Form 8-K dated November 30, 2004 under the caption “Description of Capital Stock”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;
     (xiii) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings (A) pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject or (B) to the best of the Company’s knowledge, threatened or contemplated by governmental authorities or threatened by others which if determined adversely to the Company or any of its subsidiaries would have, individually or in the aggregate, a Material Adverse Effect;
     (xiv) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (xv) (A) At each of the time of filing the Registration Statement, the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;
     (xvi) Ernst and Young LLP, who have certified certain financial statements of the Company and its subsidiaries, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;
     (xvii) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the

Company is not aware of any material weaknesses in its internal control over financial reporting;
     (xviii) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;
     (xix) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;
     (xx) The Shares are listed on the New York Stock Exchange (the “Exchange”);
     (xxi) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged;
     (xxii) The Company and its subsidiaries have all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all federal, state, local, foreign and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their properties and assets and to conduct their business in the manner in which it is described or contemplated in the Pricing Prospectus, with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and
     (xxiii) There are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Act with respect to any securities of the Company or any of its subsidiaries or to include any securities of the Company or any of its subsidiaries with the Shares registered pursuant to the Registration Statement, except as otherwise disclosed in the Pricing Prospectus.
     (b) The Selling Stockholder represents and warrants to, and agrees with, the Underwriter and the Company that:
     (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained; the Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares hereunder;
     (ii) The sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the limited liability company agreement or other governing instruments of the Selling Stockholder, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or its property;
     (iii) The Selling Stockholder has, and immediately prior to the Time of Delivery (as defined in Section 4 hereof) will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all valid liens, encumbrances, equities or claims;
     (iv) Upon payment by the Underwriter for the Shares to be sold by the Selling Stockholder as provided in this Agreement, delivery of such Shares, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”) in the State of New York, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the records of DTC to securities accounts of the Underwriter, assuming that neither DTC nor the Underwriter has “notice of any adverse claim” (as such phrase is defined in Section 8-105 of the Uniform Commercial Code, as amended and in effect in the State of New York on the date hereof (the “UCC”) to such Shares, (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriter with respect to such security entitlement (it being assumed that for the purposes of this representation and warranty that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its Certificate of Incorporation, By-Laws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the account(s) of the Underwriter on the records of DTC will have been made pursuant to the UCC);
     (v) During the period beginning from the date hereof and continuing to and including the date 30 days after the date of the Prospectus, the Selling Stockholder will not directly or indirectly, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, stock or any such substantially similar securities, without the Underwriter’s prior written consent. This restriction is expressly agreed to preclude the Selling Stockholder from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Shares or other securities even if the Shares or other securities would be disposed of by someone other than the Selling Stockholder. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Shares or other securities or with respect to any security that includes, relates to, or derives any significant part of its value from the Shares or other securities;

     (vi) The Selling Stockholder has obtained and delivered to the Underwriter executed copies of an agreement from TCMC, Inc., substantially in the form of Annex 3 hereto, and otherwise in form and substance satisfactory to the Underwriter;
     (vii) The Selling Stockholder and its subsidiaries have not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (viii) All information furnished in writing to the Company by the Selling Stockholder expressly for use in the Registration Statement, the Pricing Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto (which the parties hereto agree consists, as of the date hereof, only of the information under the caption “Selling Stockholder”) does not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Pricing Prospectus, the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
     (ix) In order to document the Underwriter’s compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder will deliver to the Underwriter prior to or at the Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);
     (x) Certificates in negotiable form representing all of the Shares to be sold by the Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to the Underwriter (the “Custody Agreement”), duly executed and delivered by the Selling Stockholder to American Stock Transfer & Trust Company, as custodian (the “Custodian”), and the Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to the Underwriter (the “Power of Attorney”), appointing [Craig J. Duchossois, Robert L. Fealy and David L. Filkin,] and each of them, as the Selling Stockholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of the Selling Stockholder, to determine the purchase price to be paid by the Underwriter to the Selling Stockholder as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by the Selling Stockholder hereunder and otherwise to act on behalf of the Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and
     (xi) The Shares represented by the certificates held in custody for the Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriter hereunder; the arrangements made by the Selling Stockholder for such custody, and the appointment by the Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the dissolution of the Selling Stockholder, or by the occurrence of any other event; if the Selling Stockholder should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement;

and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such dissolution or other event.
     2. Subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Stockholder, the Shares at a purchase price per share of $                                        .
     3. Upon the release of the Shares, the Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.
     4. (a) The Shares to be purchased by the Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriter may request upon at least two New York Business Days (as defined below) prior notice to the Selling Stockholder shall be delivered by or on behalf of the Selling Stockholder to the Underwriter, through the facilities of DTC, for the account of the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Custodian to the Underwriter at least two New York Business Days in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on March ___, 2006 or such other time and date as the Underwriter and the Selling Stockholder may agree upon in writing. Such time and date are herein called the “Time of Delivery”.
     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriter pursuant to Section 7(m) hereof, will be delivered at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.
     5. The Company agrees with the Underwriter:
     (a) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or Prospectus prior to the Time of Delivery which shall be disapproved by the Underwriter promptly after reasonable notice thereof; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Shares; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, or any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Shares by the Underwriter (references herein to the Registration Statement shall include any such amendment or new registration statement);
     (b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof;
     (c) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;
     (d) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as the Underwriter may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Underwriter and upon the Underwriter’s request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many written and electronic copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Underwriter’s request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many written and electronic copies as the Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
     (e) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);
     (f) During the period beginning from the date hereof and continuing to and including the date 30 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (i) pursuant to equity benefit plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement or (ii) any contract to sell up to an aggregate of 5% of the Company’s outstanding stock (outstanding immediately after the offering and sale of the Shares) issued (A) for cash in connection with any strategic transaction that includes a commercial relationship involving the Company and other entities, including joint ventures, or (B) in connection with the acquisition by the Company of any businesses or products, provided that the purchasers or other persons to whom such stock is issued in any transaction covered by clauses (A) or (B) agrees to be bound by the restriction set forth in this Section 5(f)), without the Underwriter’s prior written consent; provided that, notwithstanding the foregoing, the Company may enter into private discussions or negotiations with respect to one or more issuances of Common Stock or convertible securities, so long as the Company does not, during such 30-day period, (x) issue, or enter into a binding agreement to issue, any such Common Stock or convertible securities, or (y) make a public filing, or other public announcement, in respect thereof. This restriction is expressly agreed to preclude the Company from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Shares or other securities even if the Shares or other securities would be disposed of by someone other than the Company. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Company’s shares or other securities or with respect to any security that includes, relates to, or derives any significant part of its value from the Shares or other securities;
     (g) To furnish to its stockholders within the time periods applicable to the Company after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, within the time periods applicable to the Company after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;
     (h) During a period of three years from the effective date of the Registration Statement, to furnish to the Underwriter copies of all reports or other communications (financial or other) furnished to stockholders and not publicly available on EDGAR, and to deliver to the Underwriter as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and not publicly available on EDGAR (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);
     (i) To use its best efforts to maintain the listing of the Shares on the Exchange;
     (j) To pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;
     (k) Upon request of the Underwriter, to furnish, or cause to be furnished, to the Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by the Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and
     (l) To remove any and all legends on the certificates for the Shares sold hereunder.
     6. (a) The Company represents and agrees that, without the prior consent of the Underwriter, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; the Underwriter represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Underwriter is listed on Schedule I(a) hereto;
     (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and
     (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriter and, if requested by the Underwriter, will prepare and furnish without charge to the Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an

Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein.
     7. The Company and the Selling Stockholder covenant and agree with one another and with the Underwriter that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(c) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriter in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7; and (b) the Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of the Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for the Selling Stockholder, (ii) the fees and expenses of the Attorneys-in-Fact and the Custodian and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriter hereunder. In connection with clause (b) (iii) of the preceding sentence, the Underwriter agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse the Underwriter for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholder shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Shares by the Underwriter, and any advertising expenses connected with any offers the Underwriter may make.
     8. The obligations of the Underwriter hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholder herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholder shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:
     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter’s reasonable satisfaction;
     (b) Sullivan & Cromwell LLP, counsel for the Underwriter, shall have furnished to the Underwriter such written opinion or opinions (a draft of each such opinion is attached as Annex II (a) hereto), dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares as well as such other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as such counsel may reasonably request to enable them to pass upon such matters;
     (c) Haynes and Boone LLP, counsel for the Company, shall have furnished to the Underwriter their written opinion (a draft of such opinion is attached as Annex II (b) hereto), dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:
     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;
     (ii) The Company has an authorized capitalization as set forth in the Prospectus, and the Shares have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;
     (iii) This Agreement has been duly authorized, executed and delivered by the Company;
     (iv) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter;
     (v) The statements set forth in the Company’s Current Report on Form 8-K dated November 30, 2004, under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the stock, are accurate and complete in all material respects;
     (vi) The Company is not an “investment company”, as such term is defined in the Investment Company Act; and
     (vii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus, except for those referred to in the opinion in subsection (v) of this Section 8(c), such counsel has no reason to believe that (A) as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Pricing Prospectus, as of the Applicable Time, when considered together with and as supplemented by the price to the public and number of shares set forth on the cover page of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (C) that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;
     (d) S. Theis Rice, Vice President – Legal Affairs of the Company, shall have furnished to the Underwriter his written opinion (a draft of such opinion is attached as Annex II (c) hereto), dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:
     (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that such counsel believes that both the Underwriter and such counsel are justified in relying upon such opinions and certificates);

     (ii) Each Significant Subsidiary of the Company has been formed and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of its incorporation or formation, as the case may be; and all of the issued shares of capital stock, membership interests and limited partnership interests of each such Significant Subsidiary have been duly and validly authorized and issued, are, in the case of shares of capital stock, fully paid and non-assessable, and (except for directors’ qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (other than pledges pursuant to the [Amended and Restated Credit Agreement]) (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Significant Subsidiaries, provided that such counsel shall state that such counsel believes that both the Underwriter and such counsel are justified in relying upon such opinions and certificates);
     (iii) To the best of such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings (A) pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject or (B) threatened or contemplated by governmental authorities or others which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect;
     (iv) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or (C) will not result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except in the case of clauses (A) and (C) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
     (v) Neither the Company nor any of its subsidiaries is (A) in violation of its Certificate of Incorporation or By-laws or (B) in default in the performance or compliance with any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (B) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
     (vi) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and
     (vii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus, such counsel has no reason to believe that, (A) as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Pricing Prospectus, as of the Applicable Time, when considered together with and as supplemented by the price to the public and number of shares set forth on the cover page of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (C) that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;
     (e) David L. Filkin, Vice President and General Counsel of Duchossois Industries, Inc., an affiliate of the Selling Stockholder, shall have furnished to the Underwriter his written opinion dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that the Power of Attorney, the Custody Agreement and this Agreement have been duly executed and delivered by or on behalf of the Selling Stockholder; and the sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation of the transactions herein and therein contemplated will not (a) result in a breach or default by the Selling Stockholder under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, and that, in each case, is material to the Selling Stockholder, (b) conflict with the provisions of the limited liability company agreement or other governing instruments of the Selling Stockholder or (c) violate (i) any statute or regulation known to such counsel of any governmental agency or authority having jurisdiction over the Selling Stockholder or its property and that, in such counsel’s experience, is normally applicable to transactions of the type contemplated by this Agreement or (ii) any order known to such counsel of any court or government agency or body having jurisdiction over the Selling Stockholder or its property, except (x) with respect to clauses (a) and (c)(ii) above, as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consummation by the Selling Stockholder of the transactions contemplated by this Agreement and (y) no opinion shall be expressed as to state securities or Blue Sky laws;
     (f) Jones Day, counsel to the Selling Stockholder, shall have furnished to the Underwriter its written opinion dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:
     (i) The Power of Attorney and the Custody Agreement constitute valid and binding agreements of the Selling Stockholder in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and general equitable principles and subject to any principles of public policy limiting the rights to enforce any indemnification provisions contained therein;
     (ii) To such counsel’s knowledge, no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required in connection with (i) the execution, delivery or performance by the Selling Stockholder of the Power of Attorney, Custody Agreement and (ii) the execution, delivery or performance by the Selling Stockholder of this Agreement or in connection with the sale of the Shares by the Selling Stockholder hereunder, except (A) those that have been made or obtained; (B) those that are not required to be made or obtained by the date hereof and (C) such as may be required under (1) state securities or “blue sky” laws or (2) the Act or the Exchange Act in connection with the purchase and distribution of such Shares by the Underwriter;
     (iii) Upon payment by the Underwriter for the Shares to be sold by the Selling Stockholder as provided in this Agreement, delivery of such Shares, as directed by the Underwriter, to Cede or such other nominee as may be designated by DTC in the State of New York, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the records of DTC to securities accounts of the Underwriter, assuming that neither DTC nor the Underwriter has “notice of any adverse claim” (as such phrase is defined in Section 8-105 of the UCC to such Shares, (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriter with respect to such security entitlement (it being assumed that for the purposes of this opinion that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its Certificate of Incorporation, By-Laws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the account(s) of the Underwriter on the records of DTC will have been made pursuant to the UCC);
     (g) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Ernst & Young LLP shall have furnished to the Underwriter a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriter, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);
     (h)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than pursuant to the Company’s equity benefit plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;
     (i) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;
     (j) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;
     (k) The Shares at the Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;
     (l) The Company shall have complied with the provisions of Section 5(d) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and
     (m) The Company and the Selling Stockholder shall have furnished or caused to be furnished to the Underwriter at the Time of Delivery certificates of officers of the Company and of the Selling Stockholder, respectively, satisfactory to the Underwriter as to the accuracy of the representations and warranties of the Company and the Selling Stockholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company on the one hand and the Selling Stockholder on the other hand, of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Underwriter may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section.
     9. (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein.
     (b) The Selling Stockholder will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use therein (which the parties hereto agree consists, as of the date hereof, only of the information under the caption “Selling Stockholder”); provided, however, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein.
     (c) The Underwriter will indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.
     (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party

(who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     (f) The obligations of the Company and the Selling Stockholder under this Section 9 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 9 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.
     10. If the Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, the Underwriter may arrange for another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by the Underwriter, the Underwriter does not arrange for the purchase of such Shares, then the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Underwriter notifies the Selling Stockholder that the Underwriter has so arranged for the purchase of such Shares, or the Selling Stockholder notifies the Underwriter that the Selling Stockholder has so arranged for the purchase of such Shares, the Underwriter or the Selling Stockholder shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Underwriter’s opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
     11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, the Selling Stockholder, or any officer or director or controlling person of the Company or any controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Shares.
     12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholder shall then be under any liability to the Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason the Shares are not delivered by or on behalf of the Selling Stockholder as provided herein, the Selling Stockholder will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Shares, but the Company and the Selling Stockholder shall then be under no further liability to the Underwriter except as provided in Sections 7 and 9 hereof.
     13. In all dealings with the Selling Stockholder hereunder, the Underwriter and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Selling Stockholder made or given by any or all of the Attorneys-in-Fact for the Selling Stockholder.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to the Underwriter at                                                            , New York, New York                                         , Attention:                                                            ; if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for the Selling Stockholder at Duchossois Industries Inc., 845 Larch Avenue, Elmhurst, Illinois 60126, Attention: David L. Filkin, Vice President & General Counsel, Facsimile Number: (630) 530-6051, with a copy to Jones Day, 77 West Wacker, Chicago, Illinois 60601, Attention: Elizabeth C. Kitslaar, Facsimile Number: (312) 782-8585, and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to the Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to the Underwriter at its address. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company and the Selling Stockholder and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.
     15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
     16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
     18. The Company and the Selling Stockholder are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriter imposing any limitation of any kind.
     19. The Company agrees with the Underwriter and the Selling Stockholder that if the Underwriter complies with the selling restrictions set forth in a separate writing previously agreed between the parties, then each sale of any Shares by the Selling Stockholder, the Underwriter or any initial purchaser or subsequent holder of the Shares shall conclusively be deemed to comply with any and all requirements, restrictions, conditions and other provisions contained in, and to not be prohibited by, the Stockholders Agreement, dated as of October 26, 2001 and as amended as of November 5, 2001 (the “Stockholders Agreement”), between the Company, TCMC, Inc., and TIC I, LLC Prior to the closing, the Company shall cause its transfer agent to terminate the stop transfer instructions and remove all restrictive legends set forth on certificates representing the Shares and agrees that no initial purchaser or subsequent holder of Shares (in each case excluding Newco, a Related Person with respect to Newco or a Family Affiliate (as such terms are defined in the Stockholders Agreement)) shall be bound by, or required to become a party to, the Stockholders Agreement.

     20. The Selling Stockholder acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Selling Stockholder, on the one hand, and the Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction the Underwriter is acting solely as a principal and not the agent or fiduciary of the Selling Stockholder, (iii) the Underwriter has not assumed an advisory or fiduciary responsibility in favor of the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Selling Stockholder on other matters) or any other obligation to the Selling Stockholder except the obligations expressly set forth in this Agreement and (iv) the Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate. The Selling Stockholder agrees that it will not claim that the Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Selling Stockholder, in connection with such transaction or the process leading thereto.
     21. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholder and the Underwriter with respect to the subject matter hereof.
     22. The Company, the Selling Stockholder and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
     23. The Underwriter agrees with the Selling Stockholder that it will not sell any Shares other than in compliance with the selling restrictions contained in the separate writing referred to in Section 19 above.

     Any person executing and delivering this Agreement as Attorney-in-Fact for the Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

Very truly yours,

Trinity Industries, Inc.

By:
Name:
Title:

TIC I, LLC

By:

Name:
Title:

TIC II, LLC

By:

Name:
Title:
[Underwriter]

By:

SCHEDULE I
     (a) Issuer Free Writing Prospectuses:
     (b) Additional Documents Incorporated by Reference:

ANNEX I
     Pursuant to Section 8(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriter to the effect that:
     (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;
     (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Underwriter;
     (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company’s quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon, copies of which have been separately furnished to the Underwriter; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;
     (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;
     (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;
     (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:
     (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be conformity with generally accepted accounting principles;
     (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;
     (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;
     (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;
     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders’ equity or other items specified by the Underwriter, or any increases in any items specified by the Underwriter, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and
     (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriter, or any increases in any items specified by the Underwriter, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriter, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and
     (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriter which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriter or in documents incorporated by reference in the Prospectus specified by the Underwriter, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

ANNEX 3
Form of Lock-Up Agreement
March __, 2006
[Name]
[Address]
New York, New York
     Re: Trinity Industries, Inc. — Lock-Up Agreement
Ladies and Gentlemen:
     The undersigned understands that                                                             , as the underwriter (the “Underwriter”), proposes to enter into an underwriting agreement (the “Underwriting Agreement”) with Trinity Industries, Inc., a Delaware corporation (the “Company”), and TIC I, LLC and TIC II, LLC (together, the “Selling Stockholder”) for a public offering of shares of common stock, par value $1.00 per share, of the Company (the “Common Stock”) pursuant to Registration Statement on Form S-3 (Registration Number 333-                                        ), which has been filed with the Securities and Exchange Commission.
     In consideration of the agreement by the Underwriter to offer and sell the shares of Common Stock, the undersigned agrees that, during the period beginning from the date of Underwriting Agreement and continuing to and including the date 30 days after the date of the Prospectus (as defined in the Underwriting Agreement), the undersigned will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the shares of Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, stock or any such substantially similar securities (other than pursuant to equity benefit plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date hereof) (collectively, the “Undersigned’s Shares”), without the Underwriter’s prior written consent.
     The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such shares of Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the shares of Common Stock or other securities.
     The undersigned understands that the Company, the Selling Stockholder and the Underwriter are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The

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undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

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Very truly yours,

Exact Name

Authorized Signature

Title

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